                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William J. Avery and Richard L. Krzyzanowski, and each of them (with full power to each of them to act alone), such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3 of Crown Cork & Seal Company, Inc. (the "Company") and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

              Signatures                         Title                    Date
              ----------                         -----                    ----


         /s/ WILLIAM J. AVERY               Chairman of the Board,        December 15, 1994
        -------------------------           President and
             William J. Avery               Chief Executive Officer
                                            (Principal Executive
                                            Officer)




         /s/ ALAN W. RUTHERFORD             Executive Vice                December 15, 1994
        -------------------------           President,
             Alan W. Rutherford             Chief Financial Officer
                                            and Director
                                            (Principal Financial
                                            Officer)



         /s/ TIMOTHY J. DONAHUE             Financial Controller          December 15, 1994
        -------------------------           (Principal Accounting
             Timothy J. Donahue             Officer)



         /s/ HENRY E. BUTWEL                Director                      December 15, 1994
        -------------------------
             Henry E. Butwel



         /s/ CHARLES F. CASEY               Director                      December 15, 1994
        -------------------------
             Charles F. Casey



         /s/ FRANCIS X. DALTON              Director                      December 15, 1994
        -------------------------
             Francis X. Dalton


         /s/ FRANCIS J. DUNLEAVY            Director                      December 15, 1994
        -------------------------
             Francis J. Dunleavy



         /s/ CHESTER C. HILINSKI            Director                      December 15, 1994
        -------------------------
             Chester C. Hilinski



         /s/ RICHARD L. KRZYZANOWSKI        Director                      December 15, 1994
        -----------------------------
             Richard L. Krzyzanowski



         /s/ JOSEPHINE C. MANDEVILLE        Director                      Decemeber 15, 1994
        -----------------------------
             Josephine C. Mandeville



         /s/ OWEN A. MANDEVILLE, JR.        Director                      December 15, 1994
        -----------------------------
             Owen A. Mandeville, Jr.



         /s/ MICHAEL J. MCKENNA             Director                      December 15, 1994
        -------------------------
             Michael J. McKenna



         /s/ J. DOUGLAS SCOTT               Director                      December 15, 1994
        ------------------------
             J. Douglass Scott



         /s/ ROBERT J. SIEBERT              Director                      December 15, 1994
        ------------------------
             Robert J. Siebert



        ___________________________         Director                      December 15, 1994
          Harold A. Sorgenti




         /s/ EDWARD P. STUART               Director                      December 15, 1994
        ----------------------------
             Edward P. Stuart